                             LETTER OF TRANSMITTAL

                        TO TENDER SHARES OF COMMON STOCK

                                       OF

                           CONTINENTAL CIRCUITS CORP.

           PURSUANT TO THE OFFER TO PURCHASE DATED FEBRUARY 20, 1998

                                       BY

                           HADCO ACQUISITION CORP. II

                           A WHOLLY-OWNED SUBSIDIARY

                                       OF

                               HADCO CORPORATION

  THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 MIDNIGHT, NEW YORK CITY
        TIME, ON THURSDAY, MARCH 19, 1998, UNLESS THE OFFER IS EXTENDED

                        The Depositary For the Offer is:

                                BANKBOSTON, N.A.

           By Mail:              By Overnight Courier or Express                 By Hand:
       BankBoston, N.A.                       Mail:                      Securities Transfer and
   Corporate Reorganization              BankBoston, N.A.                Reporting Services, Inc.
         P.O. Box 8029               Corporate Reorganization                BankBoston, N.A.
     Boston, Massachusetts              150 Royall Street                    1 Exchange Plaza
          02266-8029                   Mail Stop: 45-01-40               55 Broadway, Third Floor
                                   Canton, Massachusetts 02021              New York, New York

                                   Confirm Receipt of Notice of
                                Guaranteed Delivery by Telephone:
                                          (781) 575-3120
                                       (For Confirmation on
                                    Guaranteed Delivery Only)

     DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE TRANSMISSION TO A NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY. YOU MUST SIGN THIS LETTER OF TRANSMITTAL IN THE APPROPRIATE SPACE THEREFOR PROVIDED BELOW AND COMPLETE THE SUBSTITUTE FORM W-9 SET FORTH BELOW.

     THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

     This Letter of Transmittal is to be completed by holders of Shares (as defined below) of Continental Circuits Corp. (the "Stockholders") if certificates evidencing Shares ("Certificates") are to be forwarded with this Letter of Transmittal or if delivery of Shares is to be made by book-entry transfer to an account maintained by BankBoston, N.A. (the "Depositary") at The Depository Trust Company and the Philadelphia Depository Trust Company (each a "Book-Entry Transfer Facility") pursuant to the procedures set forth in Section 3 of the Offer to Purchase (as defined below).

     Stockholders whose Certificates are not immediately available or who cannot deliver either their Certificates for, or a Book-Entry Confirmation (as defined in Section 3 of the Offer to Purchase) with respect to, their Shares and all other required documents to the Depositary prior to the Expiration Date (as defined in Section 1 of the Offer to Purchase) must tender their Shares according to the guaranteed delivery procedure set forth in Section 3 of the Offer to Purchase. See Instruction 2 hereof. Delivery of documents to a Book-Entry Transfer Facility does not constitute delivery to the Depositary.

[ ] CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER TO
    AN ACCOUNT MAINTAINED BY THE DEPOSITARY WITH A BOOK-ENTRY TRANSFER FACILITY, AND COMPLETE THE FOLLOWING (ONLY PARTICIPANTS IN A BOOK-ENTRY TRANSFER FACILITY MAY DELIVER SHARES BY BOOK-ENTRY TRANSFER).

    Name of Tendering Institution:
                                  ----------------------------------------------

    Check Box of Book-Entry Transfer Facility:

      [ ] The Depository Trust Company

      [ ] Philadelphia Depository Trust Company

    Account Number:
                   -------------------------------------------------------------

    Transaction Code Number:
                            ----------------------------------------------------

[ ] CHECK HERE IF SHARES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED
    DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE FOLLOWING. PLEASE ENCLOSE A PHOTOCOPY OF SUCH NOTICE OF GUARANTEED DELIVERY.

    Name(s) of Registered Holder(s):
                                    --------------------------------------------

    Window Ticket Number (if any):
                                  ----------------------------------------------

    Date of Execution of Notice of Guaranteed Delivery:
                                                       -------------------------

    Name of Institution Which Guaranteed Delivery:
                                                  ------------------------------

    If delivered by book-entry transfer, check box of applicable Book-Entry Transfer Facility:

       [ ] The Depository Trust Company

       [ ] Philadelphia Depository Trust Company

    Account Number:
                   -------------------------------------------------------------

    Transaction Code Number:
                            ----------------------------------------------------


--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
                                                    DESCRIPTION OF SHARES TENDERED
------------------------------------------------------------------------------------------------------------------------------
                                                                                           NUMBER OF
        NAME(s) AND ADDRESS(es) OF REGISTERED HOLDER(s)                SHARE                 SHARES                NUMBER
         (PLEASE FILL IN, IF BLANK, EXACTLY AS NAME(s)              CERTIFICATE          REPRESENTED BY          OF SHARES
                 APPEAR(s) ON CERTIFICATE(s))                       NUMBER(s)(1)       CERTIFICATE(s)(1)        TENDERED(2)
 -----------------------------------------------------------------------------------------------------------------------------
                                                                --------------------------------------------------------------

                                                                --------------------------------------------------------------

                                                                --------------------------------------------------------------

                                                                --------------------------------------------------------------
                                                                    Total Shares
 -----------------------------------------------------------------------------------------------------------------------------

    (1) Need not be completed by Stockholders delivering Shares by book-entry transfer.
    (2) Unless otherwise indicated, it will be assumed that all Shares represented by Certificates delivered to the Depository are being tendered. See Instruction 4.
--------------------------------------------------------------------------------

                   NOTE: SIGNATURE(S) MUST BE PROVIDED BELOW
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

     The undersigned hereby tenders to Hadco Acquisition Corp. II ("Purchaser"), a Delaware corporation and a wholly-owned subsidiary of Hadco Corporation, a Massachusetts corporation, the above-described shares of common stock, $.01 par value (the "Shares"), of Continental Circuits Corp., a Delaware corporation (the "Company"), for $23.90 per Share, net to the seller in cash, upon the terms and subject to the conditions set forth in the Offer to Purchase dated February 20, 1998 (the "Offer to Purchase"), receipt of which is hereby acknowledged, and in this Letter of Transmittal (which together constitute the "Offer"). The undersigned understands that Purchaser reserves the right to transfer or assign, in whole or from time to time in part, to any newly formed direct wholly-owned subsidiary of Hadco Corporation, the right to purchase all or any portion of the Shares tendered pursuant to the Offer, but any such transfer or assignment will not relieve Purchaser of its obligations under the Offer or prejudice the rights of tendering Stockholders to receive payment for Shares validly tendered and accepted for payment pursuant to the Offer.

     Subject to, and effective upon, acceptance for payment of, or payment for, Shares tendered with this Letter of Transmittal in accordance with the terms and subject to the conditions of the Offer (including, if the Offer is extended or amended, the terms or conditions of any such extension or amendment), the undersigned hereby sells, assigns and transfers to, or upon the order of, Purchaser all right, title and interest in and to all of the Shares that are being tendered hereby and any and all other Shares, rights or other securities issued or issuable in respect of such Shares on or after February 20, 1998 (a "Distribution") and irrevocably constitutes and appoints the Depositary the true and lawful agent and attorney-in-fact of the undersigned with respect to such Shares (and any Distributions), with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to
(i) deliver Certificates evidencing such Shares (and any Distributions), or transfer ownership of such Shares (and all Distributions) on the account books maintained by a Book-Entry Transfer Facility together, in any such case, with all accompanying evidences of transfer and authenticity to, or upon the order of, Purchaser, upon receipt by the Depositary as the undersigned's agent of the purchase price with respect to such Shares, (ii) present such Shares (and any Distributions) for transfer on the books of the Company and (iii) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares (and any Distributions), all in accordance with the terms and subject to the conditions of the Offer.

     The undersigned hereby irrevocably appoints each designee of Purchaser as the attorney-in-fact and proxy of the undersigned, each with full power of substitution, to the full extent of the undersigned's rights with respect to all Shares tendered hereby and accepted for payment and paid for by Purchaser (and any Distributions), including without limitation, the right to vote such Shares (and any Distributions) in such manner as each such attorney and proxy or his substitute shall, in his sole discretion, deem proper. All such powers of attorney and proxies, being deemed to be irrevocable, shall be considered coupled with an interest in the Shares tendered with this Letter of Transmittal. Such appointment will be effective when, and only to the extent that, Purchaser accepts such Shares for payment. Upon such acceptance for payment, all prior powers of attorney and proxies given by the undersigned with respect to such Shares (and any Distributions) will be revoked, without further action, and no subsequent powers of attorneys and proxies may be given with respect thereto (and, if given, will be deemed ineffective). The designees of Purchaser will, with respect to the Shares (and any Distributions) for which such appointment is effective, be empowered to exercise all voting and other rights of the undersigned with respect to such Shares (and any Distributions) as they in their sole discretion may deem proper. Purchaser reserves the absolute right to require that, in order for Shares to be deemed validly tendered, immediately upon the acceptance for payment of such Shares, Purchaser or its designees are able to exercise full voting rights with respect to such Shares (and any Distributions), including voting at any meeting of Stockholders then scheduled.

     All authority conferred or agreed to be conferred in this Letter of Transmittal shall be binding upon the successors, assigns, heirs, executors, administrators and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. Except as stated in the Offer to Purchase, this tender is irrevocable.

     The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Shares tendered hereby (and any Distributions) and that, when the same are accepted for payment and paid for by Purchaser, Purchaser will acquire good, marketable and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances, and that the Shares tendered hereby (and any Distributions) will not be subject to any adverse claim. The undersigned, upon request, will execute and deliver any additional documents deemed by the Depositary or Purchaser to be necessary or desirable to complete the sale, assignment and transfer of Shares tendered hereby (and any Distributions). In addition, the undersigned shall promptly remit and transfer to the Depositary for the account of Purchaser any and all Distributions issued to the undersigned on or after February 20, 1998 in respect of the Shares tendered hereby, accompanied by appropriate documentation of transfer, and pending such remittance and transfer or appropriate assurance thereof, Purchaser shall be entitled to all rights and privileges as owner of any such Distributions and may withhold the entire purchase price or deduct from the purchase price the amount of value thereof, as determined by Purchaser in its sole discretion.

     The undersigned understands that the valid tender of Shares pursuant to any one of the procedures described in Section 3 of the Offer to Purchase and in the instructions to this Letter of Transmittal will constitute the undersigned's acceptance of the terms and conditions of the Offer and will constitute a binding agreement between the undersigned and Purchaser with respect to such Shares upon the terms and subject to the conditions of the Offer.

     The undersigned recognizes that, under certain circumstances set forth in the Offer to Purchase, Purchaser may not be required to accept for payment any of the Shares tendered hereby.

     Unless otherwise indicated in this Letter of Transmittal under "Special Payment Instructions," please issue the check for the purchase price and return any Certificates evidencing Shares not tendered or not accepted for payment in the name(s) of the registered holder(s) appearing under "Description of Shares Tendered." Similarly, unless otherwise indicated under "Special Delivery Instructions," please mail the check for the purchase price and return any Certificates evidencing Shares not tendered or not accepted for payment (and accompanying documents, as appropriate) to the address(es) of the registered holder(s) appearing under "Description of Shares Tendered." In the event that both the "Special Payment Instructions" and the "Special Delivery Instructions" are completed, please issue the check for the purchase price and return any such Certificates evidencing Shares not tendered or not accepted for payment (and accompanying documents, as appropriate) in the name(s) of, and deliver such check and return such Certificates (and accompanying documents, as appropriate) to the person(s) so indicated. Unless otherwise indicated in this Letter of Transmittal under "Special Payment Instructions," in the case of a book-entry delivery of Shares, please credit the account maintained at the Book-Entry Transfer Facility indicated above with respect to any Shares not accepted for payment. The undersigned recognizes that Purchaser has no obligation pursuant to the "Special Payment Instructions" to transfer any Shares from the name of the registered holder if Purchaser does not accept for payment any of the Shares, respectively, tendered hereby.

                          SPECIAL PAYMENT INSTRUCTIONS
                        (SEE INSTRUCTIONS 1, 5, 6 AND 7)

        To be completed ONLY if Certificates for Shares not tendered or not accepted for payment and the check for the purchase price of Shares accepted for payment are to be issued in the name of someone other than the undersigned, or if Shares delivered by book-entry transfer that are not accepted for payment are to be returned by credit for an account maintained at a Book-Entry Transfer Facility, other than to the account indicated above.

   Issue Check/Certificate(s) to:

   Name:
   ----------------------------------------------------
                                (PLEASE TYPE OR PRINT)

   Address:
   --------------------------------------------------

          ------------------------------------------------------------
                                                           (INCLUDE ZIP CODE)

          ------------------------------------------------------------
                  (TAX IDENTIFICATION OR SOCIAL SECURITY NO.)
                           (SEE SUBSTITUTE FORM W-9)

        Credit unpurchased Shares delivered by book-entry transfer to the Book-Entry Transfer Facility account set forth below:

   [ ] The Depository Trust Company

   [ ] Philadelphia Depository Trust Company

                                  (Check One)

   (                   /                   /                  ACCOUNT NUMBER)

   -------------------------------------------

                    If you fill out this box, you must have
                        your signature guaranteed below.

                         SPECIAL DELIVERY INSTRUCTIONS
                        (SEE INSTRUCTIONS 1, 5, 6 AND 7)

        To be completed ONLY if Certificates for Shares not tendered or not accepted for payment and the check for the purchase price of Shares accepted for payment are to be sent to someone other than the undersigned or the undersigned at an address other than that shown above.

   Mail Check/Certificate(s) to:

   Name:          -----------------------------------------------------------
                             (PLEASE TYPE OR PRINT)

   Address:       -----------------------------------------------------------

          ------------------------------------------------------------
                                                           (INCLUDE ZIP CODE)

          ------------------------------------------------------------
                  (TAX IDENTIFICATION OR SOCIAL SECURITY NO.)

                    If you fill out this box, you must have
                        your signature guaranteed below.

                                   IMPORTANT
                 STOCKHOLDER: SIGN HERE AND COMPLETE SUBSTITUTE
                              FORM W-9 ON REVERSE

--------------------------------------------------------------------------------
                         SIGNATURE(S) OF STOCKHOLDER(S)

Dated:
--------------------------- , 199 ---

(Must be signed by the registered holder(s) exactly as name(s) appear(s) on the Certificate(s) for the Shares or on a security position listing or by person(s) authorized to become registered holder(s) by any certificates and documents transmitted herewith. If signature is by trustees, executors, administrators, guardians, attorneys-in-fact, agents, officers of corporations or others acting in a fiduciary or representative capacity, please provide the following information. See Instruction 5.)

                                    NAME(S):

--------------------------------------------------------------------------------
                             (PLEASE TYPE OR PRINT)

                             CAPACITY (FULL TITLE):

--------------------------------------------------------------------------------
                              (SEE INSTRUCTION 5)

                                    ADDRESS:

--------------------------------------------------------------------------------
                                                            (INCLUDE A ZIP CODE)

Area code and Telephone Number:

--------------------------------------------------------------------------------
                                     (HOME)

--------------------------------------------------------------------------------
                                   (BUSINESS)

Taxpayer Identification or Social Security No.:

--------------------------------------------------------------------------------
                   (COMPLETE SUBSTITUTE FORM W-9 ON REVERSE)

                           GUARANTEE OF SIGNATURE(S)
                           (SEE INSTRUCTIONS 1 AND 5)
                           (Authorized Signature(s))

--------------------------------------------------------------------------------
                                     (NAME)

--------------------------------------------------------------------------------
                                 (NAME OF FIRM)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          (ADDRESS INCLUDING ZIP CODE)

--------------------------------------------------------------------------------
                        (AREA CODE AND TELEPHONE NUMBER)

Dated:
--------------------------- , 199 ---

                                  INSTRUCTIONS
             FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

     1. GUARANTEE OF SIGNATURES. Except as otherwise provided below, no signature guarantee is required on this Letter of Transmittal (a) if this Letter of Transmittal is signed by the registered holder(s) (which term, for the purposes of this document, includes any participant in any of the Book-Entry Transfer Facilities' systems whose name appears on a security position listing as the owner of the Shares) of Shares tendered herewith and such registered holders has not completed either the box entitled "Special Delivery Instructions" or the box entitled "Special Payment Instructions" on this Letter of Transmittal or (b) if such Shares are tendered for the account of a financial institution (including most commercial banks, savings and loan associations and brokerage houses) that is a participant in the Security Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Guarantee Program or the Stock Exchange Medallion Program (an "Eligible Institution"). In all other cases, all signatures on the Letter of Transmittal must be guaranteed by an Eligible Institution. See Instruction 5. If the Certificates are registered in the name of a person other than the signer of this Letter of Transmittal, or if payment is to be made or delivered to, or Certificates evidencing unpurchased Shares are to be issued or returned to, a person other than the registered holder, then the tendered Certificates must be endorsed or accompanied by duly executed stock powers, in either case signed exactly as the name or names of the registered owner or owners appear on the Certificates, with the signatures on the Certificates or stock powers guaranteed by an Eligible Institution as provided in this Letter of Transmittal. See Instruction 5.

     2. REQUIREMENTS OF TENDER. This Letter of Transmittal is to be completed by Stockholders if Certificates evidencing Shares are to be forwarded with this Letter of Transmittal or if delivery of Shares is to be made pursuant to the procedures for book-entry transfer set forth in Section 3 of the Offer to Purchase. For a Stockholder to validly tender Shares pursuant to the Offer, either (a) a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile thereof), with any required signature guarantees and any other required documents, must be received by the Depositary at one of its addresses set forth in this Letter of Transmittal on or prior to the Expiration Date and either (i) Certificates for tendered Shares must be received by the Depositary at one of those addresses on or prior to the Expiration Date or (ii) Shares must be delivered pursuant to the procedures for book-entry transfer set forth in Section 3 of the Offer to Purchase and a Book-Entry Confirmation must be received by the Depositary on or prior to the Expiration Date or (b) the tendering Stockholder must comply with the guaranteed delivery procedures set forth below and in Section 3 of the Offer to Purchase.

     Stockholders whose Certificates are not immediately available or who cannot deliver their Certificates and all other required documents to the Depositary or complete the procedures for book-entry transfer on or prior to the Expiration Date may tender their Shares by properly completing and duly executing a Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedures set forth in Section 3 of the Offer to Purchase. Pursuant to such procedure: (i) tender must be made by or through an Eligible Institution, (ii) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form made available by Purchaser, must be received by the Depositary prior to the Expiration Date, and (iii) Certificates representing all tendered Shares in proper form for transfer, or a Book-Entry Confirmation with respect to all the tendered Shares, together with a Letter of Transmittal (or a manually signed facsimile thereof), properly completed and duly executed, with any required signature guarantees or an Agent's Message (as defined in Section 2 of the Offer to Purchase) in connection with a book-entry transfer and any other documents required by this Letter of Transmittal, must be received by the Depositary within three NASDAQ/National Market System trading days after the date of such Notice of Guaranteed Delivery. If Certificates are forwarded separately to the Depositary, a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile) must accompany each delivery.

     The method of delivery of Certificates, this Letter of Transmittal and any other required documents, is at the option and sole risk of the tendering Stockholder and the delivery will be deemed made only when actually received by the Depositary. If delivery is by mail, registered mail with return receipt requested, properly insured, is recommended. In all cases, sufficient time should be allowed to ensure timely delivery.

     No alternative, conditional or contingent tenders will be accepted and no fractional Shares will be purchased. All tendering Stockholders, by execution of this Letter of Transmittal (or a facsimile), waive any right to receive any notice of the acceptance of their Shares for payment.

     3. INADEQUATE SPACE. If the space provided in this Letter of Transmittal is inadequate, the information required under "Description of Shares Tendered" should be listed on a separate signed schedule attached to this Letter of Transmittal.

     4. PARTIAL TENDERS. If fewer than all of the Shares represented by any Certificates delivered to the Depositary with this Letter of Transmittal are to be tendered, fill in the number of Shares which are to be tendered in the box entitled "Number of Shares Tendered." In such cases, a new Certificate for the remainder of the Shares that were evidenced by your old certificate(s) will be sent, without expense, to the person(s) signing this Letter of Transmittal, unless otherwise provided in the box entitled "Special Payment Instructions" or the box entitled "Special Delivery Instructions" on this Letter of Transmittal, as soon as practicable after the Expiration Date. All Shares represented by Certificate(s) delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

     5. SIGNATURES ON LETTER OF TRANSMITTAL, INSTRUMENTS OF TRANSFER AND ENDORSEMENTS. If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, the signature(s) must correspond exactly with the name(s) as written on the face of the Certificate(s) without alteration, enlargement or any change whatsoever.

     If any of the Shares tendered hereby are owned of record by two or more joint owners, all the owners must sign this Letter of Transmittal.

     If any of the tendered Shares are registered in different names on several Certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of Certificates.

     If this Letter of Transmittal or any Certificates or instruments of transfer are signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, that person should so indicate when signing, and proper evidence satisfactory to the Purchaser of that person's authority to so act must be submitted.

     If this Letter of Transmittal is signed by the registered holder(s) of the Shares listed and transmitted hereby, no endorsements of Certificates or separate instruments of transfer are required unless payment is to be made, or Certificates not tendered or not purchased are to be issued or returned, to a person other than the registered holder(s). Signatures on the Certificates or instruments of transfer must be guaranteed by an Eligible Institution.

     If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Shares evidenced by the Certificate(s) listed and transmitted hereby, the Certificate(s) must be endorsed or accompanied by appropriate instruments of transfer, in either case signed exactly as the name(s) of the registered holder(s) appear on the Certificate(s). Signatures on the Certificate(s) or instruments of transfer must be guaranteed by an Eligible Institution.

     6. TRANSFER TAXES. Except as set forth in this Instruction 6, the Purchaser will pay or cause to be paid any transfer taxes with respect to the transfer and sale of Shares to it or its order pursuant to the Offer. If, however, payment of the purchase price is to be made to, or (in the circumstances permitted hereby) if Certificates for Shares not tendered or not purchased are to be registered in the name of, any person other than the registered holder(s), or if tendered Certificates are registered in the name of any person other than the person(s) signing this Letter of Transmittal, the amount of any transfer taxes (whether imposed on the registered holder(s) or such person) payable on account of the transfer to such person will be deducted from the purchase price unless satisfactory evidence of the payment of such taxes or exemption therefrom is submitted.

     Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the Certificate(s) listed in this Letter of Transmittal.

     7. SPECIAL PAYMENT AND DELIVERY INSTRUCTIONS. If a check and Certificates for unpurchased Shares are to be issued in the name of a person other than the signer of this Letter of Transmittal or if a check is to be sent and Certificates are to be returned to someone other than the signer of this Letter of Transmittal or to an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed. If any tendered Shares are not purchased for any reason and the Shares are delivered by book-entry transfer facility, the Shares will be credited to an account maintained at the appropriate Book-Entry Transfer Facility.

     8. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Questions and requests for assistance may be directed to the Information Agent or the Dealer Manager at their respective addresses or telephone numbers set forth below and requests for additional copies of the Offer to Purchase, this Letter of Transmittal and the Notice of Guaranteed Delivery may be directed to the Information Agent or brokers, dealers, commercial banks and trust companies and such materials will be furnished at Purchaser's expense.

     9. WAIVER OF CONDITIONS. The conditions of the Offer may be waived by Purchaser (subject to certain limitations in the Merger Agreement (as defined in the Offer to Purchase)), in whole or in part, at any time or from time to time, in Purchaser's sole discretion.

     10. BACKUP WITHHOLDING TAX. Each tendering Stockholder is required to provide the Depositary with a correct Taxpayer Identification Number ("TIN") on Substitute Form W-9, which is provided under "Important Tax Information" below and to certify that the Stockholder is not subject to backup withholding. Failure to provide the information on the Substitute Form W-9 may subject the tendering Stockholder to a penalty and 31% backup federal income tax withholding on the payment of the purchase price for the Shares. If the tendering Stockholder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future, the tendering Stockholder should check the box in Part III of the Substitute Form W-9 and sign and date both the Substitute Form W-9 and the "Certificate of Awaiting Taxpayer Identification Number." If the Stockholder has indicated in the box in Part III that a TIN has been applied for and the Depositary is not provided with a TIN by the time of payment, the Depositary will withhold 31% of all payments of the purchase price, if any, made thereafter pursuant to the Offer until a TIN is provided to the Depositary.

     11. LOST OR DESTROYED CERTIFICATES. If any Certificate(s) representing Shares has been lost or destroyed, the holders should promptly notify the Company's transfer agent, BankBoston, N.A. The holders will then be instructed as to the procedure to be followed in order to replace the Certificate(s). This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost or destroyed Certificates have been followed.

     IMPORTANT: THIS LETTER OF TRANSMITTAL OR A MANUALLY SIGNED FACSIMILE (TOGETHER WITH CERTIFICATES OR A BOOK-ENTRY CONFIRMATION FOR SHARES AND ANY OTHER REQUIRED DOCUMENTS) MUST BE RECEIVED BY THE DEPOSITARY, OR A NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE DEPOSITARY, ON OR PRIOR TO THE EXPIRATION DATE.

                           IMPORTANT TAX INFORMATION

     Under current federal income tax law, a Stockholder whose tendered Shares are accepted for payment is required to provide the Depositary (as payer) with such Stockholder's correct TIN on Substitute Form W-9 below. If such Stockholder is an individual, the TIN is his or her Social Security number. If the tendering Stockholder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future, the Stockholder should so indicate on the Substitute Form W-9. See Instruction 10. If the Depositary is not provided with the correct TIN, the Stockholder may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, payments that are made to the Stockholder with respect to Shares purchased pursuant to the Offer may be subject to backup federal income tax withholding at a 31% rate.

     Certain Stockholders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements and should indicate their status by writing "exempt" across the face of, and by signing and dating, the Substitute Form W-9. In order for a foreign individual to qualify as an exempt recipient, that Stockholder must submit a statement, signed under penalties of perjury, attesting to that individual's exempt status. Forms for such statements can be obtained from the Depositary. See the enclosed Guidelines for Certificates of Taxpayer Identification Number on Substitute Form W-9 for additional instructions.

     If backup withholding applies, the Depositary is required to withhold 31% of any payments made to the Stockholder. Backup withholding is not an additional tax. Rather, the federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

PURPOSE OF SUBSTITUTE FORM W-9

     To prevent backup federal income tax withholding with respect to payment of the purchase price for Shares purchased pursuant to the Offer, a Stockholder must provide the Depositary with his correct TIN by completing the Substitute Form W-9 below, certifying that the TIN provided on Substitute Form W-9 is correct (or that the Stockholder is awaiting a TIN) and that (1) the Stockholder is exempt from backup withholding, or (2) the Stockholder has not been notified by the Internal Revenue Service that he or she is subject to backup withholding as a result of failure to report all interest or dividends or (2) the Internal Revenue Service has notified the Stockholder that he or she is no longer subject to backup withholding.

WHAT NUMBER TO GIVE THE DEPOSITARY

     The Stockholder is required to give the Depositary the Social Security number or Employer Identification number of the record holder of the Shares tendered hereby. If the Shares are registered in more than one name or are not in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidance on which number to report.

                         PAYER'S NAME: BANKBOSTON, N.A.
--------------------------------------------------------------------------------

Name
---------------------------------------------

---------------------------------------------
Business name, if different from above

---------------------------------------------
Address

---------------------------------------------
City, state, and ZIP code

---------------------------------------------
Check the appropriate box:  [ ]  Individual/Sole proprietor  [ ]  Corporation
[ ]  Partnership  [ ]  Other
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------
SUBSTITUTE                         PART I -- PLEASE PROVIDE YOUR TIN IN  PART III --
 FORM W-9                          THE BOX AT RIGHT AND CERTIFY BY
DEPARTMENT OF THE TREASURY         SIGNING AND DATING BELOW              ------------------------------
INTERNAL REVENUE SERVICE                                                     Social Security Number

                                                                           OR -------------------------
                                                                            Employer Identification
                                                                                   Number

                                                                            (If awaiting TIN write
                                                                                 "Applied For")
                                  ----------------------------------------------------------------------
Payer's Request for Taxpayer       PART II -- For Payees exempt from backup withholding, see the
Identification Number (TIN)        enclosed Guidelines for Certification of Taxpayer Identification
                                   Number on Substitute Form W-9 and complete as instructed therein.
--------------------------------------------------------------------------------------------------------
 CERTIFICATION -- Under penalties of perjury, I certify that:
 (1) The Number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me); and
 (2) I am not subject to backup withholding either because (a) I am exempt from backup withholding, or
     (b) I have not been notified by Internal Revenue Service (IRS) that I am subject to backup withholding as a result of failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding.
 CERTIFICATE INSTRUCTIONS -- You must cross out item (2) above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding, you receive another notification from the IRS that you are no longer subject to backup withholding, do not cross out item (2). (Also see instructions in the enclosed guidelines.).
--------------------------------------------------------------------------------------------------------
 SIGNATURE:                                                                  DATE:
--------------------------------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS SUBSTITUTE FORM W-9 MAY RESULT IN
      BACKUP WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER TO PURCHASE. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

            YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU WROTE "APPLIED FOR" IN THE BOX IN PART III OF THE SUBSTITUTE FORM W-9.

--------------------------------------------------------------------------------
             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

        I certify under penalty of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 31% of all payments of the purchase price pursuant to the Offer made to me thereafter will be withheld until I provide a number.

   --------------------------------------------------------------------  ----------------------------
                                Signature                                            Date


-----------------------------------------------------------------------------------------------------



                    The Information Agent for the Offer is:

                        [Mackenzie Partners, Inc. Logo]

                                156 Fifth Avenue
                               New York, NY 10010
                          Call Collect (212) 929-5500
                                       or

                                CALL TOLL FREE:
                                 (800) 322-2885

                      The Dealer Manager for the Offer is:

                         BANCAMERICA ROBERTSON STEPHENS
                             555 California Street
                            San Francisco, CA 94104
                            Toll Free (888) 445-6678

February 20, 1998